EXHIBIT 99.2


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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
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   Thomson StreetEvents(SM)
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   Conference Call Transcript

   CPWR - Q3 2007 Compuware Corporation Earnings Conference Call

   Event Date/Time: Jan. 25. 2007 / 5:00PM ET


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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
Conference Call
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CORPORATE PARTICIPANTS

Lisa Elkin
Compuware Corporation - VP Compuware Communications and IR

Laura Fournier,
Compuware Corporation - CFO, CAO, Treasurer and SVP

Hank Jallos
Compuware Corporation - President and COO of Compuware Products

Andy Trestrail
Compuware Corporation - President and COO, Services

Bob Paul
Compuware Corporation - President and COO, Covisint Division


CONFERENCE CALL PARTICIPANTS

Kirk Materne
Bank of America Securities - Analyst

Aaron Schwartz
J.P. Morgan - Analyst

Kevin Buttigieg
A.G. Edwards & Sons, Inc - Analyst


PRESENTATION

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Operator

Hello, and welcome to the Compuware Corporation third quarter results teleconference. At the request of Compuware, this conference is being recorded for instant replay purposes. At this time, I'd like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

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Lisa Elkin  - Compuware Corporation - VP Compuware Communications and IR

Thank you very much, Doug, and good afternoon, ladies and gentlemen. With me this afternoon are Laura Fournier, Senior Vice President and Chief Financial Officer; Hank Jallos, President and Chief Operating Officer of Products; Andy Trestrail, President and Chief Operating Officer of Professional Services; Bob Paul, President and Chief Operating Officer of Covisint; and Tom Costello, Senior Vice President of Human Resources, General Counsel and Secretary.

Certain statements made during this call that are not historical facts, including those regarding the Company's future plans, objectives, and expected performance are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this conference call.

While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law.

For those of you who do not have a copy, I will begin by summarizing the press release. Laura, Hank, Andy and Bob will then provide details about the quarter and other Compuware business activities. We will then open the call to your questions. Compuware earns $0.11 per share in Q3; Distributed products license fees increased 10.5% year over year.


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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
Conference Call
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Compuware today announced  financial results for its third quarter,  which ended
December 31, 2006. Compuware reports third quarter revenues of $315.1 million, compared to $305.9 million in the third quarter of the previous fiscal year. In the quarter, Compuware produced net income of $36.5 million, Compuware earned $0.11 per share of diluted computation in Q3, compared to $0.10 per share in Q3 of fiscal 2006, based upon 343.1 million and 388.3 million shares respectively.

During the Company's third quarter, software license fees were $86 million, compared to $83.3 million in the same quarter of fiscal 2006. Maintenance fees were $114.4 million, compared to $107.6 million in Q3 of the previous fiscal year. Professional services fees were $114.7 million, compared to $115 million in the third quarter last year. I would now like to turn the call over to Laura. Laura?

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

Thank you, Lisa. The third quarter saw strong results across Compuware's key lines of business. We are encouraged by the continued double digit growth in distributed products license revenue and by the rebound in mainframe license fees. Further emphasizing the quality of this increase in software license revenue, Compuware deferred more license revenue than it recognized in the quarter. Maintenance revenue was also very strong this quarter. While professional services results were modestly lower year over year, we remain optimistic about the pipeline and about the long-term potential of that business.

The Company's cash flow and balance sheet remains strong. Operating cash flow for the third quarter came in at $20.8 million. For the year, we continue to expect cash flow from operations to be around $200 million. As of December 31, our cash and investments totaled approximately $590 million.

As with last quarter, the reduction in the Company's cash and investments is primarily related to Compuware's aggressive stock buyback program. During Q3, Compuware purchased approximately $215 million of Compuware stock or 25.5 million shares. Year to date for fiscal year '07, we have purchased approximately $405 million of Compuware stock or 51.8 million shares. We will continue to repurchase shares for the remainder of the fiscal year.

You may notice an increase in the Company's G&A expense line. The primary reason for this increase is a one-time contribution of $5 million from Compuware to the Detroit Riverfront Conservancy. We believe this donation will not only support a worthy cause but also further strengthen Compuware's relationships and business partnerships with key municipal and business organizations based in Detroit.

In terms of guidance, we expect the Company will generate EPS for the fiscal year just below the low end of our previously provided range. Our distributed license numbers continue to show growth momentum. We expect the revenue growth percentage to trend toward the high teens or low 20's for the fiscal year. Compuware's mainframe license revenue continues to track to our guidance, which was flat for Q3 and Q4, compared to the last six months of fiscal year '06. Please keep in mind that as historically been the case, the mainframe software business remains somewhat unpredictable.

We continue to expect professional services revenue for the year to be relatively flat, with margins in the 10% to 11% range. In terms of Compuware's overall margin and expense structure, the Company is taking a hard look at expenses across the board as we move forward with planning for fiscal year '08. We expect that you will start to see improvements in overall margins in the next fiscal year. I will now turn the call over to Hank.

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Hank Jallos  - Compuware Corporation - President and COO of Compuware Products

Thanks, Laura. Highlighted by year over year, as well as significant sequential growth in distributed license sales, we are pleased with the overall performance of the products division in the third quarter. Even more encouraging is the fact that this growth was led by Compuware's two primary distributed products--Vantage and Changepoint. Vantage continues to perform well and we see no reason why this trend should not continue going forward. In fact, we're confident that Vantage growth with strengthen, particularly in light of the recent acquisition of Proxima Technology.

With this acquisition, Compuware added business service management capabilities to our already-powerful Vantage solution, opening up a new capability for a very large worldwide customer base. We are very excited that the Proxima technology assets and the organization are now a part of Compuware. This acquisition is very important as we grow and transition our products business to be more focused on higher value solutions.


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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
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We're equally encouraged by the performance of our Changepoint  solution,  which experienced strong sequential growth and outstanding year-over-year growth. During the quarter we added several new enterprise clients to our growing list of Changepoint customers and the pipeline remains strong. As you can see from the numbers, mainframe license performance was flat year over year at $47.9 million, while growing nearly 71% sequentially. North America did well, due in large part to the strength of our relationship with our customers and the renewals of our ELAs. Central Europe and our international business also performed very well. Competition in the mainframe market remains intense but we continue to be successful by promoting the value of our solutions that we deliver.

We've experienced success and are seeing a great deal of opportunity with our data privacy solution. And we are already seeing significant interest in our recently announced application audit offering. For the fourth quarter, we anticipate mainframe license sales coming in relatively flat year over year. But as always, we remain cautious in our forecast due to the inherent choppiness of this business. Maintenance renewals continue to be a source of strength for the Company, as our clients regularly renew their maintenance contracts for both mainframe and distributed products. Our maintenance revenue increased 6.3% for the quarter.

Our third  party  channel  partners  also  remain a very  important  part of the
Company's strategy. During the quarter, partners contributed or influenced approximately 34% of the total distributed revenue. During the quarter, we made significant progress with our test factory solution in closing a partnership agreement with ATOS Origin. The agreement enables ATOS Origin to execute their strategic initiatives to industrialize their QA delivery facilities by implementing the Compuware test factory. This multi-million, multi-year agreement enables ATOS to deploy the test factory solution throughout their global organization, with the first deployments beginning in the UK and France. And now, I'd like to turn it over to Andy.

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Andy Trestrail  - Compuware Corporation - President and COO, Services

Thanks, Hank. The Compuware professional services revenue and contribution margin for the quarter were relatively flat both sequentially and year over year as the business continues to stabilize. We remain focused on executing our growth strategy both in terms of revenue and margin. As I've previously discussed, this strategy revolves around delivering higher margin value-added and product-related services. And we are making progress on this front.

For example, in Q3, we signed an agreement with a large airline in the Asia-Pacific region to deliver our CARS offering, which will instill visibility, traceability and process control into our client's application quality efforts. This win is a tremendous example of how Compuware can provide a complete solution, which includes products, services and partner collaboration. I want to mention that we beat out two large providers both with which bid with a key QA competitor.

We also are extremely optimistic about how our test factory solution will help deliver our service's growth strategy. Hank already mentioned, from a partner perspective, that ATOS Origin has invested in a Compuware test factory solution but there's a services side to this story, as well. Compuware will also provide ATOS with significant services support to help them implement the solution. Again, another example of the complete solution Compuware can provide and the synergy of our products and services business.

We are also seeing increasing interest in our data privacy and legacy modernization solutions, which have the potential to become substantial growth drivers for us. Many customers are faced with significant risks from these fronts and our unique solutions ensure both quality and security while reducing their total cost of ownership. Finally, across the spectrum of our services portfolio, the sales pipeline is strong and growing and we fully expect to see stronger results from this progress. Thank you. Bob?

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Bob Paul  - Compuware Corporation - President and COO, Covisint Division

Thanks, Andy. Compuware Covisint achieved 83.8% year over year revenue growth this quarter. These impressive results were supported by the accomplishment of some major delivery milestones. These included completing the GM global supply communications systems. We went live on the GMAC employee portal system. And successfully launching the Blue Cross/Blue Shield in Michigan and Delphi security platforms. Furthermore, Covisint went live on the global JCI supplier portal platform and successfully initiated the first phase of a strategic security program with the United States Department of Justice. All of these projects will drive future subscription revenue.

As new customers Covisint gained some additional strategic accounts in the automotive and logistics vertical markets this quarter. These new customers include household names such as Volkswagen of America, Penske and Cooper Standard, as well as a number of smaller suppliers. Covisint's penetration of the health care vertical continues to increase. This market shows great promise for our business. On the heels of winning the best Demonstration of Value and Return On Investment Award at the Gartner Healthcare Summit, we signed a number of new strategic


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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
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customers.  Among  these  are the  largest  physician  practice  in the state of
Michigan, the biggest health system in Houston, Memorial Hermann, and the first health information exchange in Minnesota, which represents the largest payers and providers in Minneapolis.

In addition to these substantial regional successes, Covisint signed a national contract with CIGNA and also expanded a number of uses with some existing customers such as Blue Cross/Blue Shield of South Carolina, which now has more than 1,000 registered users on the Covisint platform. All of these initiatives will continue to grow in scope and in revenue and in profit contributions. I believe that Covisint is uniquely well positioned for what I expect to be a revolution in the delivery of health care over the next five to 10 years. Given these successes and the strong pipeline of opportunities, I expect continued strong growth for Covisint in Q4. Lisa? Thank you very much, Bob. Ladies and gentlemen, we will be now be happy to take your questions.


QUESTION AND ANSWER

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Operator

[OPERATOR INSTRUCTIONS] Our first question of the day comes from the line of Kirk Materne with Bank of America Securities. Please go ahead.

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Kirk Materne  - Bank of America Securities - Analyst

Thanks very much. Laura, could you just give -- I know you probably can't give the exact timing, but could you give us some qualitative ideas about when you might be coming back to the Street to discuss some of the expense structure thoughts that you guys might be thinking about right now? And any plans around that for fiscal '08? Would this be not until May or could it be before then I guess would be my question?

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

Well, we haven't considered a special conference call before then but we could talk about it. But by May, we certainly will have our plan in place for fiscal '08. We have a committee going right now that is working -- looking at processes across the Company and where we can do some cost cutting, both on a short and long term. And by that time, once we get this plan in place, those will be more defined and we can talk to you about them.

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Kirk Materne  - Bank of America Securities - Analyst

Okay. And maybe Andy, you've talked about getting the contribution margin up on the services side. It's clearly, I think behind where you guys would like it right now. How far are you from seeing that turn? Because I think previously you guys have been guiding -- not guiding, but hoping to get towards that 18% to 20% range. Is this still a year out or do you expect to see some turn as we get sort of right into the beginning of '08?

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Andy Trestrail  - Compuware Corporation - President and COO, Services

I think it's -- we'll start to see some progress on this, as you can expect. It's a large chunk of revenue and seeing the amount or the percentage of it change significantly requires a lot of change in the revenue and the margin of business. But we are confident that the types of business that we're pursuing and the types of transaction that our sales organizations are bringing in are all positive indicators that we'll begin to make progress on this front.

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Kirk Materne  - Bank of America Securities - Analyst

Okay. And then just finally, I don't who would best to answer this, Bob or Laura I guess. But at what point in time does it make sense for you guys to start showing some of the growth, Covisint on its own in terms of the revenue contribution just because it seems that that versus -- I imagine it's still not profitable yet? And Bob you can correct me but it seems as if that might be also holding down a little bit of the -- I imagine the profitability at Covisint and the professional services group should be looked at perhaps separately.


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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
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Bob Paul  - Compuware Corporation - President and COO, Covisint Division

Well, it's a discussion that we continue to have. And the issue is not the profitability one versus not profitable. The issue is; is it a substantive piece of the -- a substantial enough piece of the business where it warrants breaking out? I suspect that we'll have a very real look at this again as we start to enter the next fiscal year. And it will be a discussion at the next planning session that we have at Compuware. So, no indications yet but I'm hopeful that it's not far away.

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Kirk Materne  - Bank of America Securities - Analyst

Okay. Thanks very much.

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Operator

Thank you. [OPERATOR INSTRUCTIONS] Our next question is from the line of Aaron Schwartz, representing J.P. Morgan.

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Aaron Schwartz  - J.P. Morgan - Analyst

Good afternoon. Congratulations on the nice results.

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Lisa Elkin  - Compuware Corporation - VP Compuware Communications and IR

Thank you, Aaron.

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Aaron Schwartz  - J.P. Morgan - Analyst

Just a quick question the nice results. It seems like you had a lower tax rate. How should we look at that going forward? Do you expect that to rebound at the 31% level, or should we sort of look at this lower rate going forward?

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

The primary reason for the lower rate this quarter was the reinstatement of the R&D tax credits. So, yes, next quarter the rate should go back up to the 31%, 32%.

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Aaron Schwartz  - J.P. Morgan - Analyst

Okay. Terrific. And then on the maintenance side, can you talk about sort of the seasonality with renewals? It seems like December, a few years ago, you saw a better performance in terms of the deferred revenue. It seems like now it's more isolated to the March period. And I'm wondering if there's just a shift in how you see the renewals throughout your year?

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

Well, definitely, the Q4 coming up is the high renewal quarter which -- it shows up in the -- in Q1. And then Q3 was a high billing quarter, which shows up in Q4. So, these are the higher quarters for maintenance.

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Aaron Schwartz  - J.P. Morgan - Analyst

Okay. And then in terms of deferred, was there any currency impact on that in the quarter?

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

I don't -- there was some currency impact on the deferred license fees. It was $2 million. I don't have it on the maintenance, though, the total.


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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
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Aaron Schwartz  - J.P. Morgan - Analyst

Okay. On the Covisint business, maybe I could just follow up on that. Now that you have a couple initiatives live, should we look for any sort of change in the leverage you're getting out of that business in terms of the trajectory?

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Bob Paul  - Compuware Corporation - President and COO, Covisint Division

Yes. I believe that as soon as you get some strong referenceable, nationally recognizable accounts that can serve as a test bed for the value proposition that we're trying to demonstrate, then things should turn. But there's another dynamic here, too. And that is, this is really an early market category for something new that's just starting now to sweep the health care industry. And it has to do with all of the national issues around security and in interoperability. So, we think we've got two things going for us. Number one is, we're one of the early market leaders with some great, great national partners but we've got some reference-based accounts to point toward. And the second thing is the category in the market itself is growing very, very rapidly. So, I would agree with your assessment that we should start to see some trajectories in that business.

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Aaron Schwartz  - J.P. Morgan - Analyst

Okay. And then I had a question on Europe. It seems like from the results on the mainframe side, the sales execution improved in that region in the quarter. How much is attributable to maybe seasonality relative to just an actual improvement in the sales execution? Did that sort of live up to your expectations?

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Hank Jallos  - Compuware Corporation - President and COO, Products

It's improving. But not where we want it. Central Europe did very well and our international business had some really good spots but it improved. It had nothing to do about with seasonality but there's a lot of room for improvement.

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Aaron Schwartz  - J.P. Morgan - Analyst

Okay. And the last question I have is on the repurchase in the quarter, can you help us out with how much was done on your discretionary plan relative to the 10b5-1 plan?

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Andy Trestrail  - Compuware Corporation - President and COO, Services

Our 10b5-1 we did 4.7 million--approximately--shares or $40.8 million. On our discretionary we did 49 million shares, $381.6 million.

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Aaron Schwartz  - J.P. Morgan - Analyst

Terrific. Thanks for taking my questions.

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Operator

Thank you. And our next question is from the line of [Ryan Kane] with AG Edwards. Please go ahead.

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Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

Hi, it's Kevin Buttigieg from AG Edwards. I was just wondering if you could talk a little about whether or not you received any contribution from the IBM settlement agreement in either license revenues or in professional services revenues this period?


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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

We did some business with IBM in the normal course of business and with the global services group. I don't recall the exact number. I would say it totaled around $5 million, somewhere in there.

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Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

$5 million just on the services line?

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

No, that's in the products side. And the same thing on the services side, we continue to do our -- some normal services engagements there but nothing new or significant on the services side.

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Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

And both of those would really fall under the purview of the settlement agreement or is it different from that? When you described it as being in the normal course of business, I'm a little bit confused as to whether or not that's distinct from the IBM settlement agreement or not?

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

On the products side, it's going to be included in the settlement agreement.

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Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

Okay.

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

On the services side, there's really nothing to include. There's -- they offer a business on the services side and we choose whether or not to take it.

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Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

Right.

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

So, it's just a normal course. There's no settlement amount to apply it to.

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Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

Okay. All right. I understand. I was wondering if you could break out for me what the percentage of the services business and the percentage of the total business is attributable to the automotive industry?

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Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

I'm sorry. We don't have that information right here. And that's not something we normally give out.


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                                                                FINAL TRANSCRIPT
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Jan.  25.  2007 /  5:00PM  ET,  CPWR - Q3 2007  Compuware  Corporation  Earnings
Conference Call
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Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

Okay. Finally, I don't know if you can comment on this now but is there anything that you can provide us an update as far as the succession planning that was talked about a year ago or so now? I believe that there are some dates coming up for that.

--------------------------------------------------------------------------------
Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

I think everything is going along as it has been for the last few quarters. Pete remains involved in the business. We -- as we look, the OOC is still intact. We are pretty much going along as we have for the last few quarters.

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Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

Okay. And are there external candidates under consideration, as well, or is it still mostly an internal candidate pool?

--------------------------------------------------------------------------------
Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

There's no external candidate at this point.

--------------------------------------------------------------------------------
Kevin Buttigieg  - A.G. Edwards & Sons, Inc - Analyst

Okay. Thank you very much.

--------------------------------------------------------------------------------
Operator

Thank you. Our next question is a follow-up from the line of Kirk Materne with Bank of America Securities. Please go ahead.

--------------------------------------------------------------------------------
Kirk Materne  - Bank of America Securities - Analyst

Laura, could you remind me under the IBM settlement on the products side, I think it was $40 million was due you all this fiscal year. Could you just tell us where you guys are and what's left to be recognized in the fourth quarter?

--------------------------------------------------------------------------------
Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

Kirk, actually when we did the amendment, it was extended a year. So, this year we have $30 million.

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Kirk Materne  - Bank of America Securities - Analyst

Okay.

--------------------------------------------------------------------------------
Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

And we're at about $20 million right now.

--------------------------------------------------------------------------------
Kirk Materne  - Bank of America Securities - Analyst

Okay. And that can come in either through the top line or through the other income line, correct?

--------------------------------------------------------------------------------
Laura Fournier,  - Compuware Corporation - CFO, CAO, Treasurer and SVP

Exactly.


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

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Jan. 25. 2007 / 5:00PM ET, CPWR - Q3 2007 Compuware Corporation Earnings Conference Call
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Kirk Materne  - Bank of America Securities - Analyst

Okay. Thanks.

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen, we will now conclude the question-and-answer session portion of today's conference call. I'd like to turn the call back over to Lisa Elkin.

--------------------------------------------------------------------------------
Lisa Elkin  - Compuware Corporation - VP Compuware Communications and IR

At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware. And we hope you have a pleasant evening.

--------------------------------------------------------------------------------
Operator

And ladies and gentlemen, that does conclude our conference for this afternoon. Thank you for your participation. You may now disconnect.

--------------------------------------------------------------------------------

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